UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2012

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

As part of an internal reorganization (the 2012 Reorganization) that is to be effected through a series of mergers and consolidations, Kabel BW Erste Beteiligungs GmbH, Kabel BW Musketeer GmbH (KBW Musketeer) and UPC Germany Holdco 2 GmbH, each an indirect subsidiary of Liberty Global, Inc. (Liberty Global), will each be merged (the Mergers) into Kabel BW GmbH (KBW) (formerly: Kabel BW Holdings GmbH into which Kabel Baden-Württemberg GmbH & Co. KG has been merged), also an indirect subsidiary of Liberty Global. The Mergers were filed with the commercial register (Amtsgericht) on March 27, 2012 and will be effective upon registration.

In connection with the 2012 Reorganization, effective March 27, 2012, (i) the obligations of KBW Musketeer under the €680.0 million ($906.6 million at the transaction date) 9½% Senior Notes due 2021 issued by KBW Musketeer (the Senior Notes) were assumed by UPC Germany HoldCo 1 GmbH (UPC Germany HC1) pursuant to an accession agreement (the Accession Agreement) dated March 27, 2012, in exchange for an intercompany note payable to UPC Germany HC1, (ii) UPC Germany HC1 became the issuer under the Senior Notes and (iii) KBW Musketeer was released from its obligations as issuer under the Senior Notes and (iv) UPC Germany HC1 provided a guarantee of payment of the €800.0 million ($1,066.6 million at the transaction date) 7½% Senior Secured Notes due 2019, $500.0 million 7½% Senior Secured Notes due 2019, €420.0 million ($560.0 million at the transaction date) Senior Secured Floating Rate Notes due 2018, of KBW (the Senior Secured Notes) on a senior basis, pursuant to a supplemental indenture (the Senior Secured Supplemental Indenture) dated March 27, 2012.

On March 27, 2012, KBW provided a guarantee of payment of the Senior Notes on a senior subordinated basis pursuant to a supplemental indenture (the Senior Supplemental Indenture) dated March 27, 2012.

The foregoing description of the terms and conditions of the Accession Agreement, the Senior Secured Supplemental Indenture and the Senior Supplemental Indenture do not purport and are not intended to be complete and is qualified in its entirety by reference to the full texts of the Accession Agreement filed as Exhibit 4.1 hereto, the Senior Secured Supplemental Indenture filed as Exhibit 4.2 hereto and the Senior Supplemental Indenture filed as Exhibit 4.3 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Name

4.1	Accession Agreement dated March 27, 2012 between, among others, UPC Germany HoldCo 1 GmbH and The Bank of New York Mellon, London Branch as trustee (relating to the Senior Notes).

4.2	Senior Secured Supplemental Indenture dated March 27, 2012 between the UPC Germany HoldCo 1 GmbH, Kabel BW GmbH and The Bank of New York Mellon, London Branch (relating to the Senior Secured Notes).

4.3	Senior Supplemental Indenture dated March 27, 2012 between Kabel BW GmbH, UPC Germany HoldCo 1 GmbH and The Bank of New York Mellon, London Branch (relating to the Senior Notes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President, Accounting and Reporting, Deputy Controller

Date: March 28, 2012

Exhibit Index

Exhibit No.	Name

4.1	Accession Agreement dated March 27, 2012 between, among others, UPC Germany HoldCo 1 GmbH and The Bank of New York Mellon, London Branch as trustee (relating to the Senior Notes).

4.2	Senior Secured Supplemental Indenture dated March 27, 2012 between the UPC Germany HoldCo 1 GmbH, Kabel BW GmbH and The Bank of New York Mellon, London Branch (relating to the Senior Secured Notes).

4.3	Senior Supplemental Indenture dated March 27, 2012 between Kabel BW GmbH, UPC Germany HoldCo 1 GmbH and The Bank of New York Mellon, London Branch (relating to the Senior Notes).